Exhibit 10


                          INDEPENDENT AUDITORS'CONSENT

Board of Directors

The Travelers Life and Annuity Company:

We consent to the use of our reports included herein and to the reference to our firm as experts under the heading "Independent Accountants". Our reports covering the December 31, 2001 financial statements and schedules of The Travelers Life and Annuity Company refer to the changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
April 19, 2002